Georgia Municipal Cash Trust

A Portfolio of Money Market Obligations Trust

Supplement to the Prospectus dated February 29, 2008.

Under the heading entitled “Financial Highlights” please delete the table and footnotes and replace them with the following:

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Income From Investment Operations:
Net investment income	0.032	0.029	0.018		0.007	0.008
Net realized gain (loss) on investments	0.000 [1]	0.000 [1]	(0.000) [1]		(0.000) [1]	--
TOTAL FROM INVESTMENT OPERATIONS	0.032	0.029	0.018		0.007	0.008
Less Distributions:
Distributions from net investment income	(0.032)	(0.029)	(0.018)		(0.007)	(0.008)
Distributions from net realized gain on investments	(0.000)[1]	---	---		---	---
TOTAL FROM DISTRIBUTIONS	(0.032)	(0.029)	(0.018)		(0.007)	(0.008)
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00
Total Return[2]	3.27%	2.94%	1.81%	[3]	0.73%	0.78%
Ratios to Average Net Assets:
Net expenses	0.49%	0.49%	0.49%		0.49%	0.49%
Net investment income	3.21%	2.91%	1.81%		0.72%	0.79%
Expense waiver/reimbursement[4]	0.34%	0.39%	0.41%		0.39%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$785,009	$654,188	$532,323		$466,695	$509,686

1	Represents less than $0.001.
2	Based on net asset value.
3	During the period, the Fund was reimbursed by the Adviser, which had an impact of 0.01% on the total return.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated October 31, 2007, which can be obtained free of charge.

June 24, 2008

Federated Securities Corp., Distributor

Cusip 60934N328
38732 (6/08)